VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

--------------------------------------------------------------------------------




                    Payment Date Statement: January 21, 2003

  a.Aggregate Amount of Collections                                                 $     282,918,889.46
    Aggregate Amount of Non-Principal Collections                                   $       2,493,556.33
    Aggregate Amount of Principal Collections                                       $     280,425,333.13
    Pool Balance                                                                    $     878,646,937.15
    Residual Participation Amount                                                   $     378,646,937.15
    Excess Funding Account                                                          $               0.00

  b.Series Allocation Percentage                                                                  100.00%
    Floating Allocation Percentage                                                                 56.91%
    Principal Allocation Percentage                                                                  N/A

  c.Total Amount Distributed on Series 2000-1                                       $         700,000.00

  d.Amount of Such Distribution Allocable to Principal on 2000-1                    $               0.00

  e.Amount of Such Distribution Allocable to Interest on 2000-1                     $         700,000.00

  f.Noteholder Default Amount                                                       $               0.00

  g.Required Subordinated Draw Amount                                               $               0.00

  h.Noteholder Charge Offs                                                          $               0.00
    Amounts of Reimbursements                                                       $               0.00

  i.Monthly Servicing Fee                                                           $         732,205.78
    Noteholder Monthly Servicing Fee                                                $         416,666.67

  j.Controlled Deposit Amount                                                       $               0.00

  k.Series 2000-1 Invested Amount at end of period (Gross)                          $     500,000,000.00
    Outstanding Principal Balance                                                   $     500,000,000.00

  l.Available Subordinated Amount                                                   $      84,942,578.81

  m.Carry-over Amount                                                               $               0.00

  n.Reserve Account Balance                                                         $       1,750,000.00

  o.Principal Funding Account Balance                                               $               0.00
    Yield Supplement Account Balance                                                $       1,750,000.00

            VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                 Monthly Servicer Report Input and Summary Page

TRANSACTION SUMMARY
-------------------

                                                                 From                       To        Days
                                                                 ----                       --        ----
Current Interest Period                                       12/20/2002                 1/20/2003     32
Series Allocation Percentage                                         100.00%
Initial Principal Balance                                  $ 500,000,000.00
Outstanding Principal Balance                              $ 500,000,000.00
Principal Balance of Receivables for Determination Date    $ 860,317,581.87
Amount Invested in Receivables on Series Issuance Date     $ 500,000,000.00
Initial Invested Amount                                    $ 500,000,000.00
Invested Amount at the Beginning of Period                 $ 500,000,000.00
Series 2000-1 Invested Amount at End of Period (Gross)     $ 500,000,000.00
Required Subordinated Amount                               $  84,942,578.81

Excess Funding Account                                     $           0.00
Series 2000-1 Invested Amount at End of Period (net
of EFA)                                                    $ 500,000,000.00
Available Subordinated Amount (previous period)            $  79,137,801.49
Incremental Subordinated Amount (previous period)          $  31,192,596.01

RESERVE ACCOUNT AND YIELD SUPPLEMENT ACCOUNT
--------------------------------------------

Yield Supplement Account Initial Deposit                   $   1,750,000.00
Yield Supplement Account Beginning Balance                 $   1,750,000.00
Yield Supplement Account Required Amount                   $   1,750,000.00

Reserve Account Initial Deposit                            $   1,750,000.00
Reserve Account Required Amount                            $   1,750,000.00
Reserve Account Beginning Balance                          $   1,750,000.00


Outstanding Carryover Amount - Beginning Balance           $           0.00
Withdrawal from Yield Supplement Account                   $           0.00
Outstanding Carryover Amount - Ending Balance                          0.00
Yield Supplement Account Balance - Ending Balance          $   1,750,000.00
Yield Supplement Account Deposit Amount                    $           0.00

Withdrawal from Reserve Account                            $           0.00
Reserve Account Ending Balance                             $   1,750,000.00
Reserve Account Deposit Amount                             $           0.00

1-month LIBOR Rate (annualized)                                   1.4200000%
Certificate Coupon (annualized)                                      1.5750%
Prime Rate (annualized)                                           4.2500000%
Servicing Fee Rate (annualized)                                       1.000%
Excess Spread                                                     1.1650000%

TRUST PRINCIPAL RECEIVABLES
---------------------------

Pool Balance at the Beginning of Period                    $ 813,046,330.19
Pool Balance at the Ending of Period                       $ 878,646,937.15
Average Aggregate Principal Balance                        $ 845,846,633.67
Aggregate Principal Collections                            $ 280,425,333.13
New Principal Receivables                                  $ 345,981,460.09
Receivables Added for Additional Accounts                  $           0.00
Noteholder Default Amount                                  $           0.00
Net Losses                                                 $           0.00
Noteholder Charge-offs                                     $           0.00
Miscellaneous Paymnets (Adjustments and Transfer
deposit amounts)                                           $           0.00
Non-Principal Collections & Inv. Proceeds treated as       $           0.00
Available Noteholder Principal Collections
Monthly Interest Accrued, but not paid                     $           0.00
Ineligible Receivables                                     $           0.00
Excess Funding Account at Date of Determination            $           0.00
Defaulted Receivables in Ineligible and Overconc.
Accounts                                                   $           0.00
MISCELLANEOUS DATA
------------------
Recoveries on Receivables Written Off                      $           0.00
Spread Over/Under Prime for Portfolio                                 -0.51%
Weighted Average Interest Rate                                         3.74%
Previously waived Monthly Servicing Fee                    $           0.00

PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
--------------------------------------------------

Net losses as a % of Avg. Receivables Balance (annualized)             0.00%

PORTFOLIO AND DEALERSHIP STATISTICS
-----------------------------------
Used Vehicle Receivables' Balance                          $  38,836,075.59
Used Vehicle Percentage                                               4.420%
Used Vehicle Percentage During Last Collection Period                 4.727%
Early Amortization Event?                                                NO
Largest Dealer or Dealer Affiliation Balance               $  39,662,037.93
Largest Dealer Percentage                                             4.878%

Aggregate Principal Amount of Receivables of Dealers
over 2%                                                    $  59,326,422.49

SUMMARY OF COLLECTIONS
----------------------

Aggregate Amount of Collections                            $ 282,918,889.46
Aggregate Amount of Non-principal Collections (including
insurance proceeds & rebates)                              $   2,493,556.33
Investment Proceeds                                        $       3,806.38
Aggregate Amount of Principal Collections                  $ 280,425,333.13
Asset Receivables Rate                                                1.614%
Use Asset Receivables Rate?                                              NO
Carryover Amount (this Distribution Date)                               N/A


PAYMENT RATE INFORMATION
------------------------

Monthly Payment Rate                                                  33.15%
Previous Collection Period Monthly Payment Rate                       36.73%
Monthly Payment Rate 2 collection periods ago                         48.66%
3-month Average Payment Rate                                          39.52%
Early Amortization Event?                                                NO


ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
---------------------------------------------

Extend Revolving Period?                                                YES
Last Day of Revolving Period                                            N/A
Invested Amount as of Last Day of Revolving Period                      N/A
Accumulation Period Length (months)                                     N/A
First Accumulation Date                                         TO BE DETERMINED
Expected Final Payment Date                                             N/A
Required Participation Percentage                                    104.00%
Principal Funding Account Balance                          $           0.00
Principal Payment Amount                                   $           0.00
Controlled Accumulation Amount                             $           0.00

TOTAL AMOUNT DISTRIBUTED ON SERIES 2000-1
-----------------------------------------

Noteholders
-----------
1.  Monthly Noteholder Interest Distribution               $     700,000.00
2.  Noteholder Monthly Servicing Fee Distribution          $     416,666.67
3.  Reserve Account Deposit Amount Distribution            $           0.00
4.  Noteholder Default Amount Distribution                 $           0.00
5A  Unreimbursed Noteholder Charge-offs (net of Series
    Allocable Misc. Pmts)                                  $           0.00

5B. Reinstate reductions in Series 2000-1 Available
    Subord. Amount                                         $           0.00

6.  Outstanding Carryover Amount Distribution              $           0.00
7.  Yield Supplement Account Deposit Amount Distribution   $           0.00
8.  Previuosly waived Monthly Servicing Fee Distribution   $           0.00
                                                           ----------------
            Excess Servicing                               $     302,308.48

DEFICIENCY AMOUNT
-----------------
Deficiency Amount                                          $           0.00
Required Subordinated Draw Amount                          $           0.00
EXCESS FUNDING ACCOUNT
----------------------
Withdrawals to purchase Receivables (Since Issuance Date)  $           0.00
Additions in connection with a reduction in Receivables    $           0.00
Transfers to Principal Funding Account                     $           0.00

VW CREDIT, INC. -- SERVICER                                              Page 2
        21-Jan-03

            VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                                     Summary

                    Collections           Accrual              Distribution
                  -----------------    -------------------  ------------------
From:                    20-Dec-02
To:                      20-Jan-03
Days:                           32

   LIBOR Rate           1.4200000%
    (1 month)

Series #                 1         Active
VCI Rating:             N/A


               TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD

                                  Series                                          Required        Required             Outstanding
     Series          Series     Allocation    Invested        Subordinated      Participation   Participation             Note
     Number           Name      Percentage     Amount            Amount          Percentage        Amount                Balance
     ------           ----      ----------     ------            ------          ----------        ------                -------
                Trust                        $500,000,000.00   $84,942,578.81        N/A         $604,942,578.81
              1 Series 2000-1    100.00%     $500,000,000.00   $84,942,578.81      104.00%       $604,942,578.81    $500,000,000.00

VW CREDIT, INC. -- SERVICER                                              Page 3
21-Jan-03

            VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                              SERVICING CERTIFICATE


INITIAL AMOUNTS                                                              EXCESS SPREAD CALCULATION
---------------                                                              -------------------------
Initial Invested Amount                       $500,000,000.00                Weighted Average Rate Charged to Dealers         3.740%
Invested Amount                               $500,000,000.00                LIBOR                                            1.420%
Controlled Accumulation Amount                $          0.00                Note Rate (LIBOR+15.5 b.p.)                      1.575%
Required Subordinated Amount                  $ 84,942,578.81                Servicing Fee Rate                               1.000%
Annualized Servicing Fee Rate                            1.00%               Investor Net Losses                              0.000%
                                                                                                                              ------
First Controlled Accumulation Date           TO BE DETERMINED                Excess Spread                                    1.165%
Accumulation Period Length (months)                       N/A
Expected Final Payment Date                               N/A
Initial Settlement Date                             10-Aug-00
Required Participation Percentage                      104.00%
Subordinated Percentage                                9.5890%


SERIES 2000-1 MONTHLY REPORTING

                                                                                                   Required              Excess
                                                  Series 2000-1                Invested          Subordinated            Funding
Principal Receivables                                 Total                     Amount              Amount               Amount
---------------------                                 -----                     ------              ------               ------
Series Allocation Percentage                                100.00%
Beginning Balance                                  $500,000,000.00           $500,000,000.00      $84,942,578.81              $0.00
  Floating Allocation Percentage                             56.91%                    56.91%
  Principal Allocation Percentage                              N/A                       N/A

Principal Collections                              $280,425,333.13           $280,425,333.13                 N/A                N/A
New Principal Receivables                          $345,981,460.09           $345,981,460.09                 N/A                N/A
Principal Default Amounts                          $          0.00           $          0.00                 N/A                N/A
Receivables Added for Additional Accounts          $          0.00           $          0.00                 N/A                N/A
Controlled Deposit Amount                          $          0.00                       N/A                 N/A                N/A

"Pool Factor"                                                                   100.00000000%

Ending Balance                                     $500,000,000.00           $500,000,000.00      $84,942,578.81              $0.00
  Floating Allocation Percentage                             56.91%                    56.91%


Non-Principal Receivables
-------------------------

Non-Principal Collections                          $  1,418,975.14
Recoveries on Receivables Written Off              $          0.00
Investment Proceeds                                $      3,806.38

VW CREDIT, INC. -- SERVICER                                               Page 4
21-Jan-03

            VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                              SERVICING CERTIFICATE

Subordinated Amount & Reserve Fund                                          Current                Previous
----------------------------------                                          -------                --------
Available Subordination Amount (Previous)                                 $79,137,801.49        $81,148,413.09
  Required Subordination Draw Amount                                      $         0.00        $         0.00
  Reserve Account Funds to Noteholder Default Amount                      $         0.00        $         0.00
Non-principal Collections & Inv. Proceeds treated as                      $         0.00        $         0.00
                                                                          --------------        --------------
Available Noteholder Principal Collections
(1) Subtotal                                                              $79,137,801.49        $81,148,413.09
(2) Subordination Percentage* Series 2000-1 Invested                      $47,945,205.48        $47,945,205.48
Amount

(a) lower of (1) or (2)                                                   $47,945,205.48        $47,945,205.48
(b) Incremental Subordinated Amount (previous period)                     $         0.00        $         0.00
(c) Incremental Subordinated Amount                                       $36,997,373.33        $31,192,596.01
(d) Payments from Excess Funding Account to Residual                      $         0.00        $         0.00
Interestholder

Available Subordinated Amount                                             $84,942,578.81        $79,137,801.49

  Overconcentration Amount                                                $59,326,422.49        $46,283,871.93

Beginning Reserve Account Balance                                         $ 1,750,000.00        $ 1,750,000.00
Reserve Account Required Amount                                           $ 1,750,000.00        $ 1,750,000.00
Withdrawal from Reserve Account                                           $         0.00        $         0.00
Reserve Account Deposit Amount                                            $         0.00        $         0.00
Ending Reserve Account Balance                                            $ 1,750,000.00        $ 1,750,000.00

Required Non-Principal Distributions
------------------------------------

Available Non-Principal Collections                                       $ 2,493,556.33        $ 2,779,563.49
  Noteholder Non-Principal Collections                                    $ 1,418,975.14        $ 1,709,351.23
  Residual Interestholder Non-Principal Collections                       $ 1,074,581.19        $ 1,070,212.26
Investment Proceeds                                                       $     3,806.38        $     4,081.48
Reserve Fund Balance                                                      $ 1,750,000.00        $ 1,750,000.00
                                                                          --------------        --------------
Total Non-Principal Available                                             $ 4,247,362.71        $ 4,533,644.97

Interest Shortfall                                                        $         0.00        $         0.00
Additional Interest                                                       $         0.00        $         0.00
Carry-over Amount                                                         $         0.00        $         0.00
Carry-over Shortfall                                                      $         0.00        $         0.00
Additional Interest on Carry-over Shortfall                               $         0.00        $         0.00

Monthly Servicing Fee                                                     $   732,205.78        $   677,538.61
Noteholder Monthly Servicing Fee                                          $   416,666.67        $   416,666.67